Exhibit 19.2


  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report


  Collection Period                                                                                                      June, 2003
  Distribution Date                                                                                                       7/15/2003
  Transaction Month                                                                                                               4


  I. ORIGINAL DEAL PARAMETERS
  ---------------------------
                                          Dollar Amount       # of Contracts
  Original Portfolio:                  $2,849,999,945.81              160,387
  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $475,000,000.00         1.239%                 November 17, 2003
   Class A-2 A Notes                                                500,000,000.00         1.400%                     June 15, 2005
   Class A-2 B Notes                                                500,000,000.00         1.220%                     June 15, 2005
   Class A-3 A Notes                                                317,000,000.00         1.890%                  January 15, 2007
   Class A-3 B Notes                                                553,000,000.00         1.230%                  January 15, 2007
   Class A-4 Notes                                                  227,250,000.00         2.410%                   August 15, 2007
   Class B-1 Notes                                                   40,612,000.00         2.850%                  October 15, 2007
   Class B-2 Notes                                                   40,613,000.00         1.610%                  October 15, 2007
   Class C Notes                                                     54,165,000.00         4.180%                  January 15, 2008
   Class D Certificates                                              54,165,000.00         5.000%                   August 17, 2009
                                                                     -------------
      Total                                                      $2,761,805,000.00


  II. COLLECTIONS
  ---------------
  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                               $9,005,382.13                    $0.00           $9,005,382.13
  Repurchased Loan Proceeds Related to Interest                           6,146.67                     0.00                6,146.67
                                                                          --------                     ----                --------
      Total                                                          $9,011,528.80                    $0.00           $9,011,528.80
  Servicer Advances:
  Principal Advances                                                         $0.00                    $0.00                   $0.00
  Interest Advances                                                   1,790,411.96                     0.00            1,790,411.96
                                                                      ------------                     ----            ------------
      Total                                                          $1,790,411.96                    $0.00           $1,790,411.96
  Principal:
  Principal Collections                                             $59,717,283.52                    $0.00          $59,717,283.52
  Prepayments in Full                                                26,419,658.27                     0.00           26,419,658.27
  Prepayments in Full Due to Administrative Repurchases                       0.00                     0.00                    0.00
  Repurchased Loan Proceeds Related to Principal                        357,764.74                     0.00              357,764.74
  Payahead Draws                                                              0.00                     0.00                    0.00
                                                                              ----                     ----                    ----
      Total                                                         $86,494,706.53                    $0.00          $86,494,706.53
  Liquidation Proceeds                                                                                                  $763,529.05
  Recoveries from Prior Month Charge-Offs                                                                                    588.95
                                                                                                                             ------
      Total Principal Collections                                                                                    $87,258,824.53
  Principal Losses for Collection Period                                                                              $1,538,388.74
  Total Regular Principal Reduction                                                                                  $88,033,095.27
  Total Collections                                                                                                  $98,060,765.29

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  -------------------------------------
  Total Collections                                                                                                  $98,060,765.29
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  Clean-up Call                                                                                                                0.00
  Net Swap Receipt, Tranche A2 B                                                                                               0.00
  Net Swap Receipt, Tranche A3 B                                                                                               0.00
  Net Swap Receipt, Tranche B-2                                                                                                0.00
                                                                                                                               ----
      Total                                                                                                          $98,060,765.29



                                                          Page 1



  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                      June, 2003
  Distribution Date                                                                                                       7/15/2003
  Transaction Month                                                                                                               4

  IV. DISTRIBUTIONS
  -----------------
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $2,157,810.41        $2,157,810.41                $0.00
   Amount per $1,000 of Original Balance               0.78                 0.78                 0.00
  Net Swap Payment, Tranche A2 B                  $81,111.11
  Net Swap Payment, Tranche A3 B                 $325,348.34
  Net Swap Payment, Tranche B-2                   $42,513.92

                                                                                                                      Change in
  Noteholders Interest:            Amount Due          Amount Paid           Shortfall  Carryover Shortfall Carryover Shortfall
   Class A1 Notes                   $198,276.74         $198,276.74                  $0.00                $0.00               $0.00
   Class A2 A Notes                  583,333.33          583,333.33                   0.00                 0.00                0.00
   Class A2 B Notes                  491,388.89          491,388.89                   0.00                 0.00                0.00
   Class A3 A Notes                  499,275.00          499,275.00                   0.00                 0.00                0.00
   Class A3 B Notes                  547,930.83          547,930.83                   0.00                 0.00                0.00
   Class A4 Notes                    456,393.75          456,393.75                   0.00                 0.00                0.00
   Class B-1 Notes                    96,453.50           96,453.50                   0.00                 0.00                0.00
   Class B-2 Notes                    52,672.80           52,672.80                   0.00                 0.00                0.00
   Class C Notes                     188,674.75          188,674.75                   0.00                 0.00                0.00
                                     ----------          ----------                   ----                 ----                ----
      Total                       $3,114,399.59       $3,114,399.59                  $0.00                $0.00               $0.00
  Certificateholders Interest:

   Class D Certificates                $225,687.50         $225,687.50               $0.00                $0.00               $0.00
                                       -----------         -----------               -----                -----               -----
  Total Note and Cert. Interest:     $3,340,087.09       $3,340,087.09               $0.00                $0.00               $0.00

  Total Available for Principal Distribution   $92,113,894.42
  Principal Distribution Amounts
                    First Priority Distribution Amount $0.00
                    Second Priority Distribution Amount 0.00
   Third Priority Distribution Amount        49,512,198.99
   Regular Principal Distribution Amount    149,185,389.36
                                            --------------
      Principal Distribution Amount        $198,697,588.35
   Noteholder Principal Distributions:
    Class A1 Notes                                        $92,113,894.42
    Class A2 A Notes                                                0.00
    Class A2 B Notes                                                0.00
    Class A3 A Notes                                                0.00
    Class A3 B Notes                                                0.00
    Class A4 Notes                                                  0.00
    Class B-1 Notes                                                 0.00
    Class B-2 Notes                                                 0.00
   Class C Notes                                                    0.00
                                                                    ----
      Total Note Principal Paid                           $92,113,894.42

  Certificateholder Principal Distributions:
   Class D Certificates                                            $0.00
                                                                   -----

  Total Note and Certificate Principal Paid:              $92,113,894.42
  Collections Released to Seller                                   $0.00
  Total Available for Distribution           $98,060,765.29
  Total Distribution (incl. Servicing Fee)   $98,060,765.29


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



  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                      June, 2003
  Distribution Date                                                                                                       7/15/2003
  Transaction Month                                                                                                               4

  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE           Principal                Interest                  Total
  ----------------------------------------------        Distribution            Distribution            Distribution
  Class A1 Notes                                              $193.92                   $0.42                  $194.34
  Class A2 A Notes                                               0.00                    1.17                     1.17
  Class A2 B Notes                                               0.00                    0.98                     0.98
  Class A3 A Notes                                               0.00                    1.58                     1.58
  Class A3 B Notes                                               0.00                    0.99                     0.99
  Class A4 Notes                                                 0.00                    2.01                     2.01
  Class B-1 Notes                                                0.00                    2.38                     2.38
  Class B-2 Notes                                                0.00                    1.30                     1.30
  Class C Notes                                                  0.00                    3.48                     3.48
                                                                 ----                    ----                     ----
      Total Notes                                              $34.02                   $1.15                   $35.17
  Class D Certificates                                          $0.00                   $4.17                    $4.17
                                                                -----                   -----                    -----
  Total Notes and Certificates:                                $33.35                   $1.21                   $34.56


  VI. POOL BALANCE AND PORTFOLIO INFORMATION
  ------------------------------------------
                                                  Beginning of Period                                 End of Period
                                                     Balance       Pool Factor                      Balance        Pool Factor
  Aggregate Balance of Notes                $2,431,337,588.35       0.8979545              $2,339,223,693.93        0.8639345
  Class A1 Notes                               198,697,588.35       0.4183107                 106,583,693.93        0.2243867
  Class A2 A Notes                             500,000,000.00       1.0000000                 500,000,000.00        1.0000000
  Class A2 B Notes                             500,000,000.00       1.0000000                 500,000,000.00        1.0000000
  Class A3 A Notes                             317,000,000.00       1.0000000                 317,000,000.00        1.0000000
  Class A3 B Notes                             553,000,000.00       1.0000000                 553,000,000.00        1.0000000
  Class A4 Notes                               227,250,000.00       1.0000000                 227,250,000.00        1.0000000
  Class B-1                                     40,612,000.00       1.0000000                  40,612,000.00        1.0000000
  Class B-2                                     40,613,000.00       1.0000000                  40,613,000.00        1.0000000
  Class C Notes                                 54,165,000.00       1.0000000                  54,165,000.00        1.0000000
  Class D Certificates                          54,165,000.00       1.0000000                  54,165,000.00        1.0000000
                                                -------------       ---------                  -------------        ---------
      Total                                 $2,485,502,588.35       0.8999559              $2,393,388,693.93        0.8666031

  Portfolio Information
  Weighted Average Coupon (WAC)                          4.99%                                           4.99%
  Weighted Average Remaining Maturity (WAM)              46.47                                           45.65
  Remaining Number of Receivables                      154,297                                         151,892
  Portfolio Receivable Balance               $2,589,372,492.37                               $2,501,339,397.10

  VII. OVERCOLLATERALIZATION INFORMATION
  --------------------------------------
  Specified Overcollateralization Amount                                                                     $10,763,394.24
  Specified Credit Enhancement Amount                                                                        $25,013,393.97
  Yield Supplement Overcollateralization Amount                                                             $119,514,007.74
  Target Level of Overcollateralization                                                                     $130,277,401.98


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



  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                      June, 2003
  Distribution Date                                                                                                       7/15/2003
  Transaction Month                                                                                                               4

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  ---------------------------------------
  Beginning Reserve Account Balance                                                                          $14,249,999.73
  Specified Reserve Account Balance                                                                           14,249,999.73
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             14,249,999.73
  Reserve Account Deposits Made                                                                                        0.00
                                                                                                                       ----
  Ending Reserve Account Balance                                                                             $14,249,999.73
  Change in Reserve Account Balance                                                                                   $0.00

  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
  ---------------------------------------------

  Liquidation Proceeds                                                                                                  $763,529.05
  Recoveries from Prior Month Charge-Offs                                                                                   $588.95
  Total Principal Losses for Collection Period                                                                        $1,538,388.74
  Charge-off Rate for Collection Period (annualized)                                                                          0.36%
  Cumulative Net Losses for all Periods                                                                               $1,399,699.45


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         1,427                $22,674,429.98
  61-90 Days Delinquent                                                                           219                 $3,672,520.78
  91-120 Days Delinquent                                                                           47                   $737,224.99
  Over 120 Days Delinquent                                                                         22                   $399,227.03

  Repossesion Inventory                                                                           146                 $2,409,715.80


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        0.0738%
  Preceding Collection Period                                                                                               0.2003%
  Current Collection Period                                                                                                 0.3650%
  Three Month Average                                                                                                       0.2130%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:

  Preceding Collection Period                                                                                               0.1316%
  Current Collection Period                                                                                                 0.1896%
  Three Month Average                                                                                                       0.1365%


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



  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                      June, 2003
  Distribution Date                                                                                                       7/15/2003
  Transaction Month                                                                                                               4

  Worksheet Information
  ---------------------

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                           $3,812,885.33                         $0.00
  New Advances                                                                           1,772,367.46                          0.00
  Servicer Advance Recoveries                                                            1,606,628.69                          0.00
                                                                                         ------------                          ----
  Ending Servicer Advances                                                              $3,978,624.10                         $0.00

  Current Month Interest Advances for Prepaid Loans                                        $18,044.50                         $0.00

  Payahead Account
  Beginning Payahead Account Balance                                                                                          $0.00
  Additional Payaheads                                                                                                         0.00
  Payahead Draws                                                                                                               0.00
                                                                                                                               ----
  Ending Payahead Account Balance                                                                                             $0.00


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